UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 2, 2012

POLY SHIELD TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-33309	33-0953557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

428 Plaza Real, Suite 419 Boca Raton, FL		33432
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code1-800-648-4287

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 2, 2012, Poly Shield Technologies Inc. (the “Company”) received a letter from Acamar Investments, Inc. (“Acamar”) dated October 17, 2012, certifying that Acamar has agreed to extend the maturity date of the $260,000 loan (the “Loan”) from October 19, 2012, to April 19, 2013. Acamar advanced the Loan to the Company in accordance with the terms of a loan agreement (the “Loan Agreement”) dated April 19, 2012, between the Company and Acamar. All remaining terms and conditions of the Loan Agreement remain unchanged.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description

10.1
Loan Agreement dated April 19, 2012, between Poly Shield Technologies Ltd. and Acamar Investments, Inc. filed as an Exhibit (Exhibit 10.11) to Poly Shield’s Form 8-K (Current Report) filed on April 25, 2012, and incorporated herein by reference.
Filed

10.2	Extension letter dated October 17, 2012, from Acamar Investments, Inc.	Included

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Poly Shield Technologies Inc.

	By:	/s/ John da Costa

Name: John da Costa
Title: Chief Financial Officer
Date: November 6, 2012